Exhibit 99.2

STANCORP FINANCIAL GROUP, INC.

STATISTICAL SUPPLEMENT

December 31, 2015

(Unaudited)

Financial measures that exclude after-tax merger related expenses*, after-tax net capital gains and losses and accumulated other comprehensive income (loss) are non-GAAP (Generally Accepted Accounting Principles in the United States) measures. To provide investors with a broader understanding of earnings, the Company provides net income per diluted share excluding after-tax merger related expenses* and after-tax net capital gains and losses, along with the GAAP measure of net income per diluted share, because merger related expenses* and capital gains and losses are not likely to occur in a stable pattern.

Net income return on average equity excluding after-tax merger related expenses* and after-tax net capital gains and losses from net income and accumulated other comprehensive income (loss) from equity is furnished along with the GAAP measure of net income return on average equity because management believes providing both measures gives investors a broader understanding of net income return on average equity. Measuring net income return on average equity excluding accumulated other comprehensive income (loss) excludes the effect of market value fluctuations of the Company’s fixed maturity securities associated with changes in interest rates and other market data. Management believes that measuring net income return on average equity excluding accumulated other comprehensive income (loss) is important to investors because the low turnover of the Company’s portfolio of fixed maturity securities may not be such that unrealized gains and losses reflected in accumulated other comprehensive income (loss) are ultimately realized. Furthermore, for the purpose of calculating this ratio, management believes exclusion of accumulated other comprehensive income (loss) provides investors with a better measure of return.

Certain prior period amounts may have been reclassified to conform to the current period’s presentation.

Effective January 1, 2015, the Company adopted Accounting Standards Update (“ASU”) No. 2014-01, Accounting for Investments in Qualified Affordable Housing Projects, on a retrospective basis. In accordance with ASU No. 2014-01, the Company has adjusted its financial results for the periods prior to the first quarter of 2015.

* Represents costs incurred in 2015 related to the proposed merger with Meiji Yasuda.

StanCorp Financial Group, Inc.

1100 SW Sixth Avenue

Portland, Oregon 97204

Investor Inquiries:

Jeff Hallin

Phone: (971) 321-6127

Fax: (971) 321-5037

jeff.hallin@standard.com

www.stancorpfinancial.com

STANCORP FINANCIAL GROUP, INC.

Financial Highlights

(Dollars in millions-except per share data)

CONSOLIDATED

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Income (loss) before income taxes:
$203.5	$189.1	$284.0	$269.4	$268.3	Insurance Services	$41.3	$77.4	$74.7	$74.9	$72.0	$93.6	$44.0	$59.8
61.3	64.0	79.3	77.9	86.8	Asset Management	23.9	19.0	24.5	19.4	18.7	20.8	22.0	16.4
(66.3)	(56.3)	(33.8)	(42.2)	(55.9)	Other	(13.8)	(15.4)	(9.8)	(16.9)	(14.5)	(11.5)	(8.7)	(7.5)

198.5	196.8	329.5	305.1	299.2	Total income before income taxes	51.4	81.0	89.4	77.4	76.2	102.9	57.3	68.7
61.6	59.6	103.9	94.8	84.7	Income taxes	12.9	25.8	25.1	20.9	24.6	33.1	16.5	20.6

$136.9	$137.2	$225.6	$210.3	$214.5	Net income	$38.5	$55.2	$64.3	$56.5	$51.6	$69.8	$40.8	$48.1

					Net income per common share:
$3.05	$3.10	$5.10	$4.89	$5.07	Basic	$0.91	$1.30	$1.52	$1.34	$1.23	$1.63	$0.94	$1.10
3.04	3.09	5.07	4.84	5.00	Diluted	0.89	1.28	1.50	1.32	1.21	1.62	0.93	1.08

					Share data:
44,876,650	44,283,771	44,243,364	43,018,215	42,279,388	Basic weighted-average	42,412,116	42,322,478	42,248,656	42,130,728	42,110,016	42,777,337	43,311,156	43,896,627
45,016,070	44,359,891	44,527,405	43,455,136	42,901,393	Diluted weighted-average	43,092,546	43,050,050	42,816,712	42,673,025	42,563,312	43,184,170	43,710,063	44,381,944
44,268,859	44,419,448	44,126,389	42,077,825	42,506,236	At period end	42,506,236	42,342,304	42,289,837	42,186,489	42,077,825	42,475,479	42,949,566	43,748,487

$136.9	$137.2	$225.6	$210.3	$214.5	Net income	$38.5	$55.2	$64.3	$56.5	$51.6	$69.8	$40.8	$48.1
—	—	—	—	(7.2)	After-tax merger related expenses*	(2.0)	(3.0)	(2.2)	—	—	—	—	—
(4.1)	(5.2)	(7.6)	(7.6)	(12.9)	After-tax net capital (losses) gains	(3.3)	(3.9)	(0.3)	(5.4)	(4.2)	(3.0)	0.3	(0.7)

$141.0	142.4	$233.2	$217.9	$234.6	Net income excluding after-tax merger related expenses* and after-tax net capital (losses) gains	$43.8	$62.1	$66.8	$61.9	$55.8	$72.8	$40.5	$48.8

$(6.3)	$(8.4)	$(12.8)	$(12.1)	$(20.4)	Net capital (losses) gains	$(5.1)	$(6.2)	$(0.5)	$(8.6)	$(6.8)	$(4.7)	$0.5	$(1.1)
(2.2)	(3.2)	(5.2)	(4.5)	(7.5)	Tax (benefit) expense on net capital (losses) gains	(1.8)	(2.3)	(0.2)	(3.2)	(2.6)	(1.7)	0.2	(0.4)

$(4.1)	$(5.2)	$(7.6)	$(7.6)	$(12.9)	After-tax net capital (losses) gains	$(3.3)	$(3.9)	$(0.3)	$(5.4)	$(4.2)	$(3.0)	$0.3	$(0.7)

					Net income per diluted common share:
$3.04	$3.09	$5.07	$4.84	$5.00	Net income	$0.89	$1.28	$1.50	$1.32	$1.21	$1.62	$0.93	$1.08
—	—	—	—	(0.17)	After-tax merger related expenses*	(0.05)	(0.07)	(0.05)	—	—	—	—	—
(0.09)	(0.12)	(0.17)	(0.17)	(0.30)	After-tax net capital (losses) gains	(0.08)	(0.09)	(0.01)	(0.13)	(0.10)	(0.07)	—	(0.02)

$3.13	$3.21	$5.24	$5.01	$5.47	Net income excluding after-tax merger related expenses* and after-tax net capital (losses) gains	$1.02	$1.44	$1.56	$1.45	$1.31	$1.69	$0.93	$1.10

$1,987.4	$2,164.7	$2,145.6	$2,155.6	$2,180.9	Shareholders’ equity	$2,180.9	$2,272.0	$2,238.3	$2,256.8	$2,155.6	$2,255.7	$2,251.6	$2,218.7
235.1	309.3	134.7	114.3	(36.8)	Accumulated other comprehensive (loss) income	(36.8)	36.7	65.7	153.3	114.3	188.7	225.9	184.9

$1,752.3	$1,855.4	$2,010.9	$2,041.3	$2,217.7	Shareholders’ equity excluding accumulated other comprehensive (loss) income	$2,217.7	$2,235.3	$2,172.6	$2,103.5	$2,041.3	$2,067.0	$2,025.7	$2,033.8

7.1%	6.6%	10.5%	9.8%	9.9%	Net income return on average equity	6.9%	9.8%	11.4%	10.2%	9.4%	12.4%	7.3%	8.8%
7.9	7.6	11.7	10.4	10.1	Net income return on average equity (excluding accumulated other comprehensive (loss) income)	6.9	10.0	12.0	10.9	10.0	13.6	8.0	9.5
8.1	7.9	12.1	10.8	11.0	Net income return on average equity (excluding after-tax merger related expenses*, after-tax net capital (losses) gains and accumulated other comprehensive (loss) income)	7.9	11.3	12.5	11.9	10.9	14.2	8.0	9.7

					Book value per common share:
$44.89	$48.73	$48.62	$51.23	$51.31	Including accumulated other comprehensive (loss) income	$51.31	$53.66	$52.93	$53.50	$51.23	$53.11	$52.42	$50.71
5.31	6.96	3.05	2.72	(0.86)	Accumulated other comprehensive (loss) income	(0.86)	0.87	1.56	3.64	2.72	4.45	5.26	4.22

$39.58	$41.77	$45.57	$48.51	$52.17	Excluding accumulated other comprehensive (loss) income	$52.17	$52.79	$51.37	$49.86	$48.51	$48.66	$47.16	$46.49

2,974	2,875	2,702	2,803	2,767	Number of employees	2,767	2,740	2,739	2,781	2,803	2,787	2,748	2,733

* Represents costs incurred in 2015 related to the proposed merger with Meiji Yasuda.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

CONSOLIDATED

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,153.3	$2,163.9	$2,124.3	$2,052.4	$2,164.5	Premiums	$551.3	$538.5	$542.6	$532.1	$515.8	$507.3	$519.2	$510.1
115.5	114.7	121.6	130.8	131.2	Administrative fees	32.9	32.5	33.1	32.7	33.8	32.8	32.6	31.6
619.2	641.6	643.5	617.2	627.1	Net investment income	160.8	153.7	159.3	153.3	155.9	152.6	154.8	153.9
					Net capital (losses) gains:
(1.8)	(3.2)	(1.1)	(1.2)	(5.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.7)	(2.9)	(1.6)	—	(0.8)	(0.3)	(0.1)	—
(4.5)	(5.2)	(11.7)	(10.9)	(15.2)	All other net capital (losses) gains	(4.4)	(3.3)	1.1	(8.6)	(6.0)	(4.4)	0.6	(1.1)

(6.3)	(8.4)	(12.8)	(12.1)	(20.4)	Total net capital (losses) gains	(5.1)	(6.2)	(0.5)	(8.6)	(6.8)	(4.7)	0.5	(1.1)

2,881.7	2,911.8	2,876.6	2,788.3	2,902.4	Total revenues	739.9	718.5	734.5	709.5	698.7	688.0	707.1	694.5

					Benefits and expenses:
1,771.2	1,793.0	1,655.4	1,582.2	1,641.7	Benefits to policyholders	434.0	404.3	404.7	398.7	394.1	360.8	426.2	401.1
161.0	171.3	176.4	164.6	158.6	Interest credited	41.2	35.4	40.9	41.1	41.8	38.7	40.6	43.5
471.2	470.5	442.6	470.6	510.5	Operating expenses	133.4	127.0	128.2	121.9	122.3	119.9	115.3	113.1
218.7	203.7	207.9	207.2	237.5	Commissions and bonuses	66.5	56.9	53.4	60.7	52.5	53.2	49.7	51.8
36.7	37.5	35.3	31.5	38.5	Premium taxes	10.0	9.8	9.6	9.1	6.8	7.5	8.1	9.1
38.9	39.9	34.4	31.8	31.1	Interest expense	7.8	7.8	7.7	7.8	7.7	7.8	7.9	8.4
(81.7)	(71.4)	(76.9)	(80.1)	(91.0)	Deferral of acquisition costs	(24.5)	(23.0)	(18.5)	(25.0)	(21.2)	(22.2)	(16.5)	(20.2)
67.2	70.5	72.0	75.4	76.3	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	20.1	19.3	19.1	17.8	18.5	19.4	18.5	19.0

2,683.2	2,715.0	2,547.1	2,483.2	2,603.2	Total benefits and expenses	688.5	637.5	645.1	632.1	622.5	585.1	649.8	625.8

198.5	196.8	329.5	305.1	299.2	Income before income taxes	51.4	81.0	89.4	77.4	76.2	102.9	57.3	68.7

61.6	59.6	103.9	94.8	84.7	Income taxes	12.9	25.8	25.1	20.9	24.6	33.1	16.5	20.6

136.9	137.2	225.6	210.3	214.5	Net income	38.5	55.2	64.3	56.5	51.6	69.8	40.8	48.1

					Other comprehensive income (loss), net of tax:
					Unrealized gains (losses) on securities—available-for-sale:
103.4	71.4	(205.3)	50.3	(165.2)	Net unrealized capital gains (losses) on securities available-for-sale	(75.5)	(21.1)	(105.9)	37.3	(5.0)	(37.0)	41.1	51.2
(5.9)	(3.6)	(4.5)	(2.0)	4.2	Reclassification adjustment for net capital (gains) losses included in net income	2.1	2.9	(0.5)	(0.3)	0.1	(0.6)	(0.6)	(0.9)
					Unrealized gains (losses) on derivative instruments:
—	—	—	—	5.8	Net unrealized gains (losses) on cash flow hedges	2.3	(13.0)	16.5	—	—	—	—	—
					Employee benefit plans:
(26.6)	—	41.2	(70.4)	(4.6)	Prior service (cost) credit and net gains (losses) arising during the period, net	(4.5)	—	—	(0.1)	(70.0)	—	—	(0.4)
3.3	6.4	(6.0)	1.7	8.7	Reclassification adjustment for amortization to net periodic pension cost (credit), net	2.1	2.2	2.3	2.1	0.5	0.4	0.5	0.3

74.2	74.2	(174.6)	(20.4)	(151.1)	Total	(73.5)	(29.0)	(87.6)	39.0	(74.4)	(37.2)	41.0	50.2

$211.1	$211.4	$51.0	$189.9	$63.4	Comprehensive income (loss)	$(35.0)	$26.2	$(23.3)	$95.5	$(22.8)	$32.6	$81.8	$98.3

					Statutory data - insurance subsidiaries:*
$185.1	$182.3	$272.8	$268.5	$215.5	Net gain (loss) from operations before federal income taxes and realized capital gains (losses)	$(8.9)	$85.0	$69.1	$70.3	$60.7	$108.9	$48.3	$50.6
143.1	138.8	197.9	212.6	186.3	Net gain (loss) from operations after federal income taxes and before realized capital gains (losses)	(3.3)	69.1	57.6	62.9	50.4	80.9	40.4	40.9
1,193.1	1,259.6	1,359.0	1,228.4	1,166.0	Capital and surplus	1,166.0	1,234.1	1,221.9	1,233.7	1,228.4	1,188.8	1,358.9	1,357.5
107.2	117.5	127.5	106.2	105.8	Asset valuation reserve	105.8	105.2	106.1	105.5	106.2	131.7	132.2	129.8

* Statutory data represents Standard Insurance Company and The Standard Life Insurance Company of New York.

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

RESULTS BY SEGMENT

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$1,973.0	$1,980.6	$1,926.9	$1,842.8	$1,948.5	Employee Benefits	$495.4	$486.2	$488.9	$478.0	$462.2	$453.9	$467.3	$459.4
172.3	176.6	190.5	199.1	206.9	Individual Disability	54.1	51.5	50.9	50.4	51.8	50.3	48.9	48.1

2,145.3	2,157.2	2,117.4	2,041.9	2,155.4	Insurance Services	549.5	537.7	539.8	528.4	514.0	504.2	516.2	507.5
8.0	6.7	6.9	10.5	9.1	Asset Management	1.8	0.8	2.8	3.7	1.8	3.1	3.0	2.6

2,153.3	2,163.9	2,124.3	2,052.4	2,164.5	Total premiums	551.3	538.5	542.6	532.1	515.8	507.3	519.2	510.1

					Administrative fees:
12.0	13.7	15.1	16.5	16.8	Employee Benefits	4.4	4.3	4.1	4.0	4.3	3.8	4.2	4.2
0.3	0.2	0.2	0.2	0.2	Individual Disability	0.1	—	0.1	—	0.1	—	0.1	—

12.3	13.9	15.3	16.7	17.0	Insurance Services	4.5	4.3	4.2	4.0	4.4	3.8	4.3	4.2
119.9	118.8	124.9	133.4	134.2	Asset Management	33.4	33.3	33.8	33.7	34.2	33.9	33.1	32.2
(16.7)	(18.0)	(18.6)	(19.3)	(20.0)	Other	(5.0)	(5.1)	(4.9)	(5.0)	(4.8)	(4.9)	(4.8)	(4.8)

115.5	114.7	121.6	130.8	131.2	Total administrative fees	32.9	32.5	33.1	32.7	33.8	32.8	32.6	31.6

					Net investment income:
290.6	294.3	278.5	261.1	259.5	Employee Benefits	66.0	64.4	65.2	63.9	64.9	64.9	66.1	65.2
53.0	54.7	53.7	53.1	55.0	Individual Disability	13.6	13.5	14.2	13.7	13.3	13.1	13.3	13.4

343.6	349.0	332.2	314.2	314.5	Insurance Services	79.6	77.9	79.4	77.6	78.2	78.0	79.4	78.6
262.7	278.6	293.2	283.3	291.2	Asset Management	75.2	69.8	75.0	71.2	72.2	69.4	72.2	69.5
12.9	14.0	18.1	19.7	21.4	Other	6.0	6.0	4.9	4.5	5.5	5.2	3.2	5.8

619.2	641.6	643.5	617.2	627.1	Total net investment income	160.8	153.7	159.3	153.3	155.9	152.6	154.8	153.9

(6.3)	(8.4)	(12.8)	(12.1)	(20.4)	Net capital (losses) gains	(5.1)	(6.2)	(0.5)	(8.6)	(6.8)	(4.7)	0.5	(1.1)

2,881.7	2,911.8	2,876.6	2,788.3	2,902.4	Total revenues	739.9	718.5	734.5	709.5	698.7	688.0	707.1	694.5

					Benefits and expenses:
2,117.7	2,150.5	1,993.4	1,904.9	2,029.5	Employee Benefits	532.8	494.9	508.1	493.7	475.1	441.5	500.9	487.4
180.0	180.5	187.5	198.5	189.1	Individual Disability	59.5	47.6	40.6	41.4	49.5	50.9	55.0	43.1

2,297.7	2,331.0	2,180.9	2,103.4	2,218.6	Insurance Services	592.3	542.5	548.7	535.1	524.6	492.4	555.9	530.5
329.3	340.1	345.7	349.3	347.7	Asset Management	86.5	84.9	87.1	89.2	89.5	85.6	86.3	87.9
56.2	43.9	20.5	30.5	36.9	Other	9.7	10.1	9.3	7.8	8.4	7.1	7.6	7.4

2,683.2	2,715.0	2,547.1	2,483.2	2,603.2	Total benefits and expenses	688.5	637.5	645.1	632.1	622.5	585.1	649.8	625.8

					Income (loss) before income taxes:
157.9	138.1	227.1	215.5	195.3	Employee Benefits	33.0	60.0	50.1	52.2	56.3	81.1	36.7	41.4
45.6	51.0	56.9	53.9	73.0	Individual Disability	8.3	17.4	24.6	22.7	15.7	12.5	7.3	18.4

203.5	189.1	284.0	269.4	268.3	Insurance Services	41.3	77.4	74.7	74.9	72.0	93.6	44.0	59.8
61.3	64.0	79.3	77.9	86.8	Asset Management	23.9	19.0	24.5	19.4	18.7	20.8	22.0	16.4
(66.3)	(56.3)	(33.8)	(42.2)	(55.9)	Other	(13.8)	(15.4)	(9.8)	(16.9)	(14.5)	(11.5)	(8.7)	(7.5)

198.5	196.8	329.5	305.1	299.2	Total income before income taxes	51.4	81.0	89.4	77.4	76.2	102.9	57.3	68.7
61.6	59.6	103.9	94.8	84.7	Income taxes	12.9	25.8	25.1	20.9	24.6	33.1	16.5	20.6

$136.9	$137.2	$225.6	$210.3	$214.5	Net income	$38.5	$55.2	$64.3	$56.5	$51.6	$69.8	$40.8	$48.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INSURANCE SERVICES

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$2,145.3	$2,157.2	$2,117.4	$2,041.9	$2,155.4	Premiums	$549.5	$537.7	$539.8	$528.4	$514.0	$504.2	$516.2	$507.5
12.3	13.9	15.3	16.7	17.0	Administrative fees	4.5	4.3	4.2	4.0	4.4	3.8	4.3	4.2
343.6	349.0	332.2	314.2	314.5	Net investment income	79.6	77.9	79.4	77.6	78.2	78.0	79.4	78.6

2,501.2	2,520.1	2,464.9	2,372.8	2,486.9	Total revenues	633.6	619.9	623.4	610.0	596.6	586.0	599.9	590.3

					Benefits and expenses:
1,750.9	1,773.3	1,637.7	1,561.4	1,620.2	Benefits to policyholders	433.0	395.5	399.9	391.8	388.8	355.2	421.0	396.4
4.6	4.2	4.3	2.6	3.1	Interest credited	0.5	0.7	1.2	0.7	—	0.7	1.2	0.7
338.7	349.1	340.0	349.2	379.1	Operating expenses	99.3	94.1	95.1	90.6	90.2	89.3	85.5	84.2
185.1	172.7	174.2	170.6	194.6	Commissions and bonuses	52.6	48.0	43.5	50.5	41.5	43.4	41.3	44.4
36.6	37.5	35.2	31.5	38.4	Premium taxes	9.9	9.8	9.6	9.1	6.8	7.5	8.1	9.1
(64.5)	(55.9)	(60.3)	(61.4)	(68.3)	Deferral of acquisition costs	(16.2)	(18.8)	(13.6)	(19.7)	(14.7)	(16.6)	(13.0)	(17.1)
46.3	50.1	49.8	49.5	51.5	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	13.2	13.2	13.0	12.1	12.0	12.9	11.8	12.8

2,297.7	2,331.0	2,180.9	2,103.4	2,218.6	Total benefits and expenses	592.3	542.5	548.7	535.1	524.6	492.4	555.9	530.5

$203.5	$189.1	$284.0	$269.4	$268.3	Income before income taxes	$41.3	$77.4	$74.7	$74.9	$72.0	$93.6	$44.0	$59.8

					Statistics (% of total premiums):
15.8%	16.2%	16.1%	17.1%	17.6%	Operating expenses	18.1%	17.5%	17.6%	17.1%	17.5%	17.7%	16.6%	16.6%
9.5	8.8	13.4	13.2	12.4	Income before income taxes	7.5	14.4	13.8	14.2	14.0	18.6	8.5	11.8

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

EMPLOYEE BENEFITS

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
					Premiums:
$892.6	$883.7	$849.7	$808.6	$844.6	Life and AD&D	$215.1	$210.9	$204.3	$214.3	$203.5	$202.0	$202.9	$200.2
803.3	801.4	783.0	753.8	783.3	LTD	198.5	194.3	195.4	195.1	188.1	187.1	189.4	189.2
208.0	212.6	229.0	219.0	249.0	STD	62.9	64.5	61.5	60.1	52.0	55.2	57.5	54.3
81.6	78.9	78.3	79.0	86.0	Other	22.9	21.7	20.3	21.1	20.5	19.9	19.4	19.2
(12.5)	4.0	(13.1)	(17.6)	(14.4)	Experience rated refunds	(4.0)	(5.2)	7.4	(12.6)	(1.9)	(10.3)	(1.9)	(3.5)

1,973.0	1,980.6	1,926.9	1,842.8	1,948.5	Total premiums	495.4	486.2	488.9	478.0	462.2	453.9	467.3	459.4
12.0	13.7	15.1	16.5	16.8	Administrative fees	4.4	4.3	4.1	4.0	4.3	3.8	4.2	4.2
290.6	294.3	278.5	261.1	259.5	Net investment income	66.0	64.4	65.2	63.9	64.9	64.9	66.1	65.2

2,275.6	2,288.6	2,220.5	2,120.4	2,224.8	Total revenues	565.8	554.9	558.2	545.9	531.4	522.6	537.6	528.8

					Benefits and expenses:
1,635.0	1,657.1	1,515.9	1,431.4	1,504.9	Benefits to policy holders	392.7	365.1	377.6	369.5	357.7	321.1	382.2	370.4
4.6	4.2	4.3	2.6	3.1	Interest credited	0.5	0.7	1.2	0.7	—	0.7	1.2	0.7
312.3	323.6	313.3	321.4	348.6	Operating expenses	91.7	86.5	87.4	83.0	83.1	82.2	78.7	77.4
137.1	125.1	126.7	122.6	144.4	Commissions and bonuses	40.2	35.0	31.6	37.6	29.1	30.5	29.7	33.3
33.0	33.6	31.3	27.9	34.1	Premium taxes	8.8	8.7	8.5	8.1	5.9	6.6	7.3	8.1
(27.4)	(18.3)	(22.2)	(23.4)	(30.2)	Deferral of acquisition costs	(7.4)	(7.5)	(4.7)	(10.6)	(6.0)	(5.3)	(3.9)	(8.2)
23.1	25.2	24.1	22.4	24.6	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.3	6.4	6.5	5.4	5.3	5.7	5.7	5.7

2,117.7	2,150.5	1,993.4	1,904.9	2,029.5	Total benefits and expenses	532.8	494.9	508.1	493.7	475.1	441.5	500.9	487.4

$157.9	$138.1	$227.1	$215.5	$195.3	Income before income taxes	$33.0	$60.0	$50.1	$52.2	$56.3	$81.1	$36.7	$41.4

					Benefit ratio (including interest credited):
72.1%	72.6%	68.5%	67.6%	67.8%	% of total revenues	69.5%	65.9%	67.9%	67.8%	67.3%	61.6%	71.3%	70.2%
83.1	83.9	78.9	77.8	77.4	% of total premiums	79.4	75.2	77.5	77.4	77.4	70.9	82.0	80.8

					Statistics (% of total premiums):
15.8%	16.3%	16.3%	17.4%	17.9%	Operating expenses	18.5%	17.8%	17.9%	17.4%	18.0%	18.1%	16.8%	16.8%
8.0	7.0	11.8	11.7	10.0	Income before income taxes	6.7	12.3	10.2	10.9	12.2	17.9	7.9	9.0

					Annualized new sales:
$155.5	$104.0	$89.9	$87.5	$137.9	Life and AD&D	$37.2	$23.3	$12.7	$64.7	$32.2	$22.5	$5.1	$27.7
107.7	88.4	66.0	66.6	81.2	LTD	30.6	12.6	8.1	29.9	26.3	16.9	7.9	15.5
42.6	31.2	40.6	31.8	55.3	STD	15.6	16.0	5.9	17.8	12.6	7.8	2.9	8.5
30.6	21.4	25.6	29.7	42.5	Other	10.4	15.7	5.5	10.9	8.2	5.6	5.1	10.8

$336.4	$245.0	$222.1	$215.6	$316.9	Total annualized new sales	$93.8	$67.6	$32.2	$123.3	$79.3	$52.8	$21.0	$62.5

					Persistency (% of premiums):
89.8%	87.3%	85.2%	86.7%	90.9%	Life and AD&D
89.7	87.8	87.9	88.6	92.5	LTD
87.1	86.6	91.9	82.0	91.2	STD
76.7	74.2	79.3	73.5	78.4	Other

88.8%	86.7%	86.7%	86.1%	90.7%	Total persistency

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

INDIVIDUAL DISABILITY

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$172.3	$176.6	$190.5	$199.1	$206.9	Premiums	$54.1	$51.5	$50.9	$50.4	$51.8	$50.3	$48.9	$48.1
0.3	0.2	0.2	0.2	0.2	Administrative fees	0.1	—	0.1	—	0.1	—	0.1	—
53.0	54.7	53.7	53.1	55.0	Net investment income	13.6	13.5	14.2	13.7	13.3	13.1	13.3	13.4

225.6	231.5	244.4	252.4	262.1	Total revenues	67.8	65.0	65.2	64.1	65.2	63.4	62.3	61.5

					Benefits and expenses:
115.9	116.2	121.8	130.0	115.3	Benefits to policyholders	40.3	30.4	22.3	22.3	31.1	34.1	38.8	26.0
26.4	25.5	26.7	27.8	30.5	Operating expenses	7.6	7.6	7.7	7.6	7.1	7.1	6.8	6.8
48.0	47.6	47.5	48.0	50.2	Commissions and bonuses	12.4	13.0	11.9	12.9	12.4	12.9	11.6	11.1
3.6	3.9	3.9	3.6	4.3	Premium taxes	1.1	1.1	1.1	1.0	0.9	0.9	0.8	1.0
(37.1)	(37.6)	(38.1)	(38.0)	(38.1)	Deferral of acquisition costs	(8.8)	(11.3)	(8.9)	(9.1)	(8.7)	(11.3)	(9.1)	(8.9)
23.2	24.9	25.7	27.1	26.9	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.9	6.8	6.5	6.7	6.7	7.2	6.1	7.1

180.0	180.5	187.5	198.5	189.1	Total benefits and expenses	59.5	47.6	40.6	41.4	49.5	50.9	55.0	43.1

$45.6	$51.0	$56.9	$53.9	$73.0	Income before income taxes	$8.3	$17.4	$24.6	$22.7	$15.7	$12.5	$7.3	$18.4

					Benefit ratio:
51.4%	50.2%	49.8%	51.5%	44.0%	% of total revenues	59.4%	46.8%	34.2%	34.8%	47.7%	53.8%	62.3%	42.3%
67.3	65.8	63.9	65.3	55.7	% of total premiums	74.5	59.0	43.8	44.2	60.0	67.8	79.3	54.1

					Statistics (% of premiums):
15.3%	14.4%	14.0%	14.0%	14.7%	Operating expenses	14.0%	14.8%	15.1%	15.1%	13.7%	14.1%	13.9%	14.1%
26.5	28.9	29.9	27.1	35.3	Income before income taxes	15.3	33.8	48.3	45.0	30.3	24.9	14.9	38.3
$22.2	$21.1	$21.3	$22.6	$23.8	Annualized new sales	$5.2	$7.7	$5.2	$5.7	$5.9	$7.3	$4.9	$4.5
95.1%	95.0%	94.5%	94.6%	94.6%	Persistency (% of premiums)

STANCORP FINANCIAL GROUP, INC.

Financial Results

(Dollars in millions)

ASSET MANAGEMENT

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$8.0	$6.7	$6.9	$10.5	$9.1	Premiums	$1.8	$0.8	$2.8	$3.7	$1.8	$3.1	$3.0	$2.6
119.9	118.8	124.9	133.4	134.2	Administrative fees	33.4	33.3	33.8	33.7	34.2	33.9	33.1	32.2
262.7	278.6	293.2	283.3	291.2	Net investment income	75.2	69.8	75.0	71.2	72.2	69.4	72.2	69.5

390.6	404.1	425.0	427.2	434.5	Total revenues	110.4	103.9	111.6	108.6	108.2	106.4	108.3	104.3

					Benefits and expenses:
20.3	19.7	17.7	20.8	21.5	Benefits to policyholders	1.0	8.8	4.8	6.9	5.3	5.6	5.2	4.7
156.4	167.1	172.1	162.0	155.5	Interest credited	40.7	34.7	39.7	40.4	41.8	38.0	39.4	42.8
115.2	117.4	116.5	122.7	125.6	Operating expenses	32.2	30.6	31.5	31.3	31.4	31.3	30.1	29.9
33.6	31.0	33.7	36.6	42.9	Commissions and bonuses	13.9	8.9	9.9	10.2	11.0	9.8	8.4	7.4
0.1	—	0.1	—	0.1	Premium taxes	0.1	—	—	—	—	—	—	—
(17.2)	(15.5)	(16.6)	(18.7)	(22.7)	Deferral of acquisition costs	(8.3)	(4.2)	(4.9)	(5.3)	(6.5)	(5.6)	(3.5)	(3.1)
20.9	20.4	22.2	25.9	24.8	Amortization of deferred acquisition costs, value of business acquired and other intangible assets	6.9	6.1	6.1	5.7	6.5	6.5	6.7	6.2

329.3	340.1	345.7	349.3	347.7	Total benefits and expenses	86.5	84.9	87.1	89.2	89.5	85.6	86.3	87.9

$61.3	$64.0	$79.3	$77.9	$86.8	Income before income taxes	$23.9	$19.0	$24.5	$19.4	$18.7	$20.8	$22.0	$16.4

					Assets under administration:
$13,764.9	$14,855.4	$17,346.4	$19,021.9	$19,190.9	Retirement Plans	$19,190.9	$18,641.9	$19,872.9	$19,832.8	$19,021.9	$18,533.4	$18,701.1	$17,790.6
2,975.7	3,206.4	3,378.9	3,317.7	3,437.9	Individual Annuities	3,437.9	3,370.5	3,360.5	3,338.3	3,317.7	3,290.8	3,250.4	3,310.9
2,691.6	2,781.5	3,056.0	3,304.1	3,425.1	Mortgage loans for other investors	3,425.1	3,404.9	3,383.3	3,324.9	3,304.1	3,255.0	3,175.3	3,114.0
1,001.5	849.0	913.7	884.4	—	Private client wealth management	—	—	—	858.4	884.4	894.8	901.7	913.8

$20,433.7	$21,692.3	$24,695.0	$26,528.1	$26,053.9	Total assets under administration	$26,053.9	$25,417.3	$26,616.7	$27,354.4	$26,528.1	$25,974.0	$26,028.5	$25,129.3

					Annualized operating expenses:
					(% of average assets under administration)
0.58%	0.59%	0.52%	0.47%	0.47%	Retirement Plans	0.50%	0.46%	0.46%	0.45%	0.47%	0.47%	0.47%	0.48%

					Interest credited:
					(% of net investment income)
54.6%	53.7%	54.5%	57.9%	55.7%	Retirement Plans	57.6%	54.3%	54.3%	56.6%	57.7%	58.7%	56.6%	58.5%
66.5	68.1	65.4	61.3	58.1	Individual Annuities	57.0	51.6	60.1	62.8	62.3	56.7	58.6	67.0

$410.3	$364.2	$387.9	$396.4	$499.6	Individual Annuity sales	$177.3	$101.5	$101.0	$119.8	$137.7	$124.0	$78.9	$55.8

$1,007.7	$1,184.2	$1,303.1	$1,177.4	$1,615.8	Commercial mortgage loans originated	$353.5	$382.4	$544.9	$335.0	$256.8	$303.5	$372.0	$245.1

STANCORP FINANCIAL GROUP, INC.

Financial Results

(In millions)

OTHER

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Revenues:
$(16.7)	$(18.0)	$(18.6)	$(19.3)	$(20.0)	Administrative fees	$(5.0)	$(5.1)	$(4.9)	$(5.0)	$(4.8)	$(4.9)	$(4.8)	$(4.8)
12.9	14.0	18.1	19.7	21.4	Net investment income	6.0	6.0	4.9	4.5	5.5	5.2	3.2	5.8
					Net capital (losses) gains:
(1.8)	(3.2)	(1.1)	(1.2)	(5.2)	Total other-than-temporary impairment losses on fixed maturity securities—available-for-sale	(0.7)	(2.9)	(1.6)	—	(0.8)	(0.3)	(0.1)	—
(4.5)	(5.2)	(11.7)	(10.9)	(15.2)	All other net capital (losses) gains	(4.4)	(3.3)	1.1	(8.6)	(6.0)	(4.4)	0.6	(1.1)

(6.3)	(8.4)	(12.8)	(12.1)	(20.4)	Total net capital (losses) gains	(5.1)	(6.2)	(0.5)	(8.6)	(6.8)	(4.7)	0.5	(1.1)

(10.1)	(12.4)	(13.3)	(11.7)	(19.0)	Total revenues	(4.1)	(5.3)	(0.5)	(9.1)	(6.1)	(4.4)	(1.1)	(0.1)

					Benefits and expenses:
17.3	4.0	(13.9)	(1.3)	5.8	Operating expenses	1.9	2.3	1.6	—	0.7	(0.7)	(0.3)	(1.0)
38.9	39.9	34.4	31.8	31.1	Interest expense	7.8	7.8	7.7	7.8	7.7	7.8	7.9	8.4

56.2	43.9	20.5	30.5	36.9	Total benefits and expenses	9.7	10.1	9.3	7.8	8.4	7.1	7.6	7.4

$(66.3)	$(56.3)	$(33.8)	$(42.2)	$(55.9)	Loss before income taxes	$(13.8)	$(15.4)	$(9.8)	$(16.9)	$(14.5)	$(11.5)	$(8.7)	$(7.5)

STANCORP FINANCIAL GROUP, INC.

Consolidated Balance Sheets

(In millions)

CONSOLIDATED

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					ASSETS

					Investments:
$6,769.5	$7,190.7	$7,120.5	$7,773.7	$7,824.9	Fixed maturity securities—available-for-sale	$7,824.9	$7,953.2	$7,936.9	$7,885.7	$7,773.7	$7,654.6	$7,468.4	$7,393.5
4,902.3	5,267.4	5,405.1	5,321.1	5,537.5	Commercial mortgage loans, net	5,537.5	5,547.3	5,514.7	5,366.8	5,321.1	5,342.6	5,453.3	5,383.7
92.7	95.5	65.7	37.0	25.4	Real estate, net	25.4	25.4	28.5	33.8	37.0	44.3	49.2	60.3
128.8	171.7	186.5	301.6	356.3	Other invested assets	356.3	306.6	345.6	313.8	301.6	270.5	277.4	187.9

11,893.3	12,725.3	12,777.8	13,433.4	13,744.1	Total investments	13,744.1	13,832.5	13,825.7	13,600.1	13,433.4	13,312.0	13,248.3	13,025.4
138.4	160.7	379.3	251.1	452.3	Cash and cash equivalents	452.3	330.3	281.2	320.6	251.1	263.3	237.7	253.0
118.8	123.0	118.2	118.4	134.9	Premiums and other receivables	134.9	141.9	128.7	132.1	118.4	132.0	122.0	118.7
111.7	109.3	106.8	108.0	109.4	Accrued investment income	109.4	110.4	109.3	108.2	108.0	108.1	105.9	107.6
949.3	972.4	988.1	994.2	1,003.3	Amounts recoverable from reinsurers	1,003.3	995.0	999.4	1,000.3	994.2	987.4	986.1	984.3
344.9	346.5	371.3	381.0	397.3	Deferred acquisition costs, value of business acquired and other intangible assets, net	397.3	387.7	382.0	380.7	381.0	376.2	368.0	371.3
36.0	36.0	36.0	36.0	36.0	Goodwill	36.0	36.0	36.0	36.0	36.0	36.0	36.0	36.0
101.3	90.7	84.7	79.3	89.2	Property and equipment, net	89.2	85.2	80.9	79.5	79.3	82.6	82.2	83.8
—	—	—	—	18.5	Deferred tax assets, net	18.5	—	—	—	—	—	—	—
113.9	69.3	127.9	129.4	158.8	Other assets	158.8	166.0	91.9	71.4	129.4	94.9	124.0	135.3
4,593.5	5,154.3	6,393.2	7,179.8	7,031.4	Separate account assets	7,031.4	6,797.2	7,431.4	7,458.5	7,179.8	7,031.9	7,133.5	6,528.3

$18,401.1	$19,787.5	$21,383.3	$22,710.6	$23,175.2	Total assets	$23,175.2	$22,882.2	$23,366.5	$23,187.4	$22,710.6	$22,424.4	$22,443.7	$21,643.7

					LIABILITIES AND SHAREHOLDERS’ EQUITY
					Liabilities:
$5,683.6	$5,843.2	$5,846.9	$5,832.3	$5,858.2	Future policy benefits and claims	$5,858.2	$5,820.4	$5,827.0	$5,842.0	$5,832.3	$5,818.0	$5,855.7	$5,830.2
5,078.1	5,531.1	6,051.6	6,537.8	7,053.3	Other policyholder funds	7,053.3	6,905.5	6,868.7	6,628.9	6,537.8	6,372.2	6,204.6	6,174.5
103.9	148.6	61.9	60.0	—	Deferred tax liabilities, net	—	16.7	37.5	84.1	60.0	88.8	116.4	95.2
251.2	1.0	1.5	1.1	1.1	Short-term debt	1.1	1.2	1.0	1.1	1.1	1.2	1.9	1.7
300.9	551.4	551.9	503.9	505.3	Long-term debt	505.3	504.8	503.9	504.1	503.9	503.7	504.3	504.8
402.5	393.2	330.7	440.1	545.0	Other liabilities	545.0	564.4	458.7	411.9	440.1	352.9	375.7	290.3
4,593.5	5,154.3	6,393.2	7,179.8	7,031.4	Separate account liabilities	7,031.4	6,797.2	7,431.4	7,458.5	7,179.8	7,031.9	7,133.5	6,528.3

16,413.7	17,622.8	19,237.7	20,555.0	20,994.3	Total liabilities	20,994.3	20,610.2	21,128.2	20,930.6	20,555.0	20,168.7	20,192.1	19,425.0

					Shareholders’ equity:
82.4	89.6	68.0	5.3	26.6	Common stock	26.6	23.3	15.8	11.0	5.3	—	—	42.8
					Accumulated other comprehensive
235.1	309.3	134.7	114.3	(36.8)	(loss) income	(36.8)	36.7	65.7	153.3	114.3	188.7	225.9	184.9
1,669.9	1,765.8	1,942.9	2,036.0	2,191.1	Retained earnings	2,191.1	2,212.0	2,156.8	2,092.5	2,036.0	2,067.0	2,025.7	1,991.0

1,987.4	2,164.7	2,145.6	2,155.6	2,180.9	Total shareholders’ equity	2,180.9	2,272.0	2,238.3	2,256.8	2,155.6	2,255.7	2,251.6	2,218.7

$18,401.1	$19,787.5	$21,383.3	$22,710.6	$23,175.2	Total liabilities and shareholders’ equity	$23,175.2	$22,882.2	$23,366.5	$23,187.4	$22,710.6	$22,424.4	$22,443.7	$21,643.7

STANCORP FINANCIAL GROUP, INC.

Cash and Investments Statistics

(Dollars in millions)

CONSOLIDATED

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Investments:
					Fixed maturity securities—available-for-sale:
$5,983.3	$6,222.3	$6,179.2	$6,715.1	$6,670.9	Public	$6,670.9	$6,802.9	$6,811.0	$6,810.8	$6,715.1	$6,615.1	$6,419.6	$6,409.0
786.2	968.4	941.3	1,058.6	1,154.0	Private	1,154.0	1,150.3	1,125.9	1,074.9	1,058.6	1,039.5	1,048.8	984.5

6,769.5	7,190.7	7,120.5	7,773.7	7,824.9	Total fixed maturity securities—available-for-sale	7,824.9	7,953.2	7,936.9	7,885.7	7,773.7	7,654.6	7,468.4	7,393.5
4,902.3	5,267.4	5,405.1	5,321.1	5,537.5	Commercial mortgage loans, net	5,537.5	5,547.3	5,514.7	5,366.8	5,321.1	5,342.6	5,453.3	5,383.7
92.7	95.5	65.7	37.0	25.4	Real estate, net	25.4	25.4	28.5	33.8	37.0	44.3	49.2	60.3
128.8	171.7	186.5	301.6	356.3	Other invested assets	356.3	306.6	345.6	313.8	301.6	270.5	277.4	187.9

11,893.3	12,725.3	12,777.8	13,433.4	13,744.1	Total investments	13,744.1	13,832.5	13,825.7	13,600.1	13,433.4	13,312.0	13,248.3	13,025.4
138.4	160.7	379.3	251.1	452.3	Cash and cash equivalents	452.3	330.3	281.2	320.6	251.1	263.3	237.7	253.0

$12,031.7	$12,886.0	$13,157.1	$13,684.5	$14,196.4	Total cash and investments	$14,196.4	$14,162.8	$14,106.9	$13,920.7	$13,684.5	$13,575.3	$13,486.0	$13,278.4

					Percent of cash and investments:
56.3%	55.8%	54.1%	56.8%	55.1%	Fixed maturity securities—available-for-sale	55.1%	56.2%	56.3%	56.6%	56.8%	56.4%	55.4%	55.7%
40.7	40.9	41.1	38.9	39.0	Commercial mortgage loans, net	39.0	39.2	39.1	38.6	38.9	39.4	40.4	40.5
0.8	0.7	0.5	0.3	0.2	Real estate, net	0.2	0.2	0.2	0.2	0.3	0.3	0.4	0.5
1.1	1.3	1.4	2.2	2.5	Other invested assets	2.5	2.1	2.4	2.3	2.2	2.0	2.0	1.4
1.1	1.3	2.9	1.8	3.2	Cash and cash equivalents	3.2	2.3	2.0	2.3	1.8	1.9	1.8	1.9

					Fixed maturity securities—available-for-sale:
109.0%	110.3%	104.5%	105.2%	101.6%	Market value as a % of amortized cost	101.6%	103.3%	103.7%	106.1%	105.2%	105.3%	106.4%	105.5%

STANCORP FINANCIAL GROUP, INC.

Other Investment Statistics

(Dollars in millions)

CONSOLIDATED

						2015				2014
2011	2012	2013	2014	2015		4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
					Portfolio yield:
5.08%	4.66%	4.34%	3.99%	3.98%	Fixed maturity securities -available-for-sale	3.98%	3.97%	3.95%	3.97%	3.99%	4.03%	4.15%	4.18%
6.34	6.09	5.84	5.61	5.31	Commercial mortgage loans, net	5.31	5.37	5.43	5.53	5.61	5.66	5.72	5.80

					Fixed maturity securities - available-for-sale:
					Quality rating (as % of fixed maturities):
70.2%	66.2%	63.4%	61.8%	60.9%	A- or higher	60.9%	62.7%	62.5%	61.5%	61.8%	62.3%	62.2%	62.7%
24.6	28.4	31.0	32.7	33.6	BBB- to BBB+	33.6	31.9	32.1	32.9	32.7	32.0	31.8	31.5
3.9	3.8	4.0	3.9	4.0	BB- to BB+	4.0	3.8	3.7	4.0	3.9	3.8	4.1	4.1
1.3	1.6	1.6	1.6	1.5	B+ or lower	1.5	1.6	1.7	1.6	1.6	1.9	1.9	1.7

					Commercial mortgage loan statistics:
					Sixty-day delinquencies:
$17.1	$21.3	$15.2	$8.6	$10.0	Book value	$10.0	$3.1	$8.7	$4.6	$8.6	$10.6	$14.4	$21.7
0.34%	0.40%	0.28%	0.16%	0.18%	Rates - overall %	0.18%	0.06%	0.16%	0.08%	0.16%	0.19%	0.26%	0.40%

$40.3	$23.6	$20.0	$5.2	$0.9	Foreclosed during period	$—	$0.4	$0.5	$—	$—	$1.7	$0.6	$2.9
5.1	9.8	7.4	0.5	2.0	In process of foreclosure	2.0	0.4	1.0	0.8	0.5	1.4	5.5	3.0
5.1	9.8	7.4	0.5	2.0	Included in sixty-day delinquencies	2.0	0.4	0.8	0.8	0.5	1.4	5.5	3.0
93.7	77.6	100.8	108.8	104.0	Net balance of restructured loans*	104.0	106.9	102.1	110.9	108.8	97.6	95.5	88.5

					Reserve balances:
$48.1	$46.6	$43.6	$40.0	$33.2	Commercial mortgage loans, net	$33.2	$33.3	$35.5	$38.9	$40.0	$41.5	$44.4	$43.5

*	Amount is calculated using statutory accounting principles